SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                               -------------------

                                    FORM 8-K




                      CURRENT REPORT PURSUANT TO SECTION 13
                 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (date of earliest event reported): OCTOBER 28, 1999


                             Commission File Number
                                     0-16439



                      FAIR, ISAAC AND COMPANY, INCORPORATED
             (Exact name of registrant as specified in its charter)






                DELAWARE                                    94-1499887
     (State or other jurisdiction of                     (I.R.S. Employer
     incorporation or organization)                     Identification No.)


               111 Smith Ranch Road, San Rafael, California 94903
               (Address of principal executive offices)   (Zip Code)

       Registrant's telephone number, including area code: (415) 472-2211




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ITEM 5. Other Events

         On October 28, 1999, the Registrant issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 7. Financial Statements and Exhibits

         (c) Exhibits

         99.1      Press Release of the Registrant dated October 28, 1999



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    FAIR, ISAAC AND COMPANY, INCORPORATED

DATE:   October 29, 1999

                                      By:    PETER L. MCCORKELL
                                         ---------------------------------------
                                             Peter L. McCorkell
                                             Senior Vice President, Secretary
                                             and General Counsel


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


                                  Exhibit Index

                    To Fair, Isaac and Company, Incorporated
                    Report on Form 8-K dated October 28, 1999


                                                                   Sequentially
Exhibit No.       Exhibit                                          Numbered Page
-----------       -------                                          -------------

99.1              Press Release dated October 28, 1999.                 4


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